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                                                                   EXHIBIT 10.20
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                      AMENDMENT TO EMPLOYMENT AGREEMENTS
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     WHEREAS, prior to the date hereof, each of the undersigned individual (the
"Executives") entered into a Change of Control Agreement with Sealy Corporation,
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a Delaware corporation (the "Company") (collectively, the "Change of Control
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Agreement");
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     WHEREAS, on October 30, 1997, the Company entered into an Agreement and
Plan of Merger with Sandman Merger Corporation, a transitory Delaware merger corporation ("Purchaser") and Zell/Chilmark Fund, L.P., a Delaware limited
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partnership, pursuant to which Purchaser will be merged with and into the
Company with the Company being the surviving corporation (the "Merger");
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     NOW, THEREFORE, in consideration of the provisions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, CONDITIONED ON THE CONSUMMATION OF THE MERGER, agree as follows:

     A. The consummation of the Merger shall be a "Change of Control" for purposes of the Change of Control Agreement and upon consummation of the Merger ("Closing") Subsection 6(d) thereof shall automatically be amended and restated
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in its entirety as follows:

               "(d) Change of Control. For purposes of this Agreement, the words
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          "Change of Control" means the merger (the "Merger") of Sandman Merger
          Corporation, a Delaware Corporation ("Sandman"), with and into the Company pursuant to the terms of the Agreement and Plan of Merger dated October 30, 1997, as amended, among the Company, Sandman and Zell/Chilmark Fund, L.P. Notwithstanding anything contained herein to the contrary, other than the Merger, no event or occurrence before, at or after the consummation of the Merger shall be deemed a "Change of Control" for purposes of this Agreement."

     B. Upon the Closing, Executive shall be paid the Transaction Bonus (as such term is defined in the Change of Control Agreement) pursuant to the terms, extent and conditions provided in their individual Employment Agreement.

     C. The Protection Period (as such term is defined in the Change of Control Agreement) shall start to run on the date of the Closing.

     D. All stock options of the Company and all restricted stock of the Company held by Executives shall fully vest and be paid out to the Executives by the Company as of the Closing.

     E. Upon payout of the stock options and restricted stock provided above, Subsection 6(e) of the Change of Control Agreement (relating to SEC Section 16 protection for stock based
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benefits) shall automatically be deleted in its entirety and Subsection 3(e) of the Change of Control Agreement shall automatically be amended and restated in its entirety as follows:

               "(e) OPTIONS AND RESTRICTED STOCK PLANS.  The Employee hereby
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          acknowledges that in connection with the Merger, the Company will terminate (the "Termination of the Plans") the 1989 Stock Option Plan, the 1992 Stock Option Plan, the 1997 Stock Option Plan an the 1996 Transitional Restricted Stock Plan (collectively, the "Plans") and accordingly, after the consummation of the Merger, the Employee shall no longer be eligible to participate in the Plans. The Employee hereby agrees that, notwithstanding anything contained herein to the contrary, the Termination of the Plans (as well as each action, omission or occurrence in connection therewith or related thereto) is not a breach of this Agreement and is not and will not be a "Good Reason" for purposes of this Agreement as such term is defined in Subsection 4(g) hereof."

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Employment Agreements as of December 17, 1997.


                                    SEALY CORPORATION



                                    By:  _____________________________
                                         Name:
                                         Title:


Executive


______________________________
Name:

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